SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT PURSUANT
TO SECTION 13 OR 15 (D) OF THE
SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported): June 27, 2005

FISHER SCIENTIFIC INTERNATIONAL INC.

(Exact name of registrant as specified in its charter)

Delaware
(State or other jurisdiction of incorporation)

1-10920 (Commission File No.)	02-0451017 (IRS Employer Identification No.)

Liberty Lane, Hampton, New Hampshire (Address of principal executive offices)	03842 (Zip Code)

(603) 926-5911
(Registrant’s telephone number, including area code)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐    Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐    Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐    Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2 (b))

☐    Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4 (c))

ITEM 8.01. OTHER EVENTS
ITEM 9.01. FINANCIAL STATEMENTS AND EXHIBITS
SIGNATURE
Exhibit Index
EX-99.1 Press Release Dated June 27, 2005
EX-99.2 Press Release Dated June 27, 2005

ITEM 8.01.   OTHER EVENTS.

     Attached hereto as Exhibit 99.1 is the registrant’s press release dated June 27, 2005 announcing its plans to issue $500 million of senior subordinated notes due 2015. Attached hereto as Exhibit 99.2 is the registrant’s press release dated June 27, 2005 announcing the pricing of its $500 million of senior subordinated notes due 2015.

ITEM 9.01.   FINANCIAL STATEMENTS AND EXHIBITS.

     (c)       Exhibits.

Exhibit Number	Description

99.1	Fisher Scientific International Inc.’s Press Release dated June 27, 2005 announcing its plans to issue $500 million of senior subordinated notes due 2015.

99.2	Fisher Scientific International Inc.’s Press Release dated June 27, 2005 announcing the pricing of its $500 million of senior subordinated notes due 2015.

SIGNATURE

     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

Fisher Scientific International Inc.

Date: June 28, 2005	By:	/s/	Mark D. Roellig

		Name:	Mark D. Roellig
		Title:	Vice President, General Counsel and Secretary

Exhibit Index

Exhibit Number	Description

Exhibit 99.1	Fisher Scientific International Inc.’s Press Release dated June 27, 2005 announcing its plans to issue $500 million of senior subordinated notes due 2015.

Exhibit 99.2	Fisher Scientific International Inc.’s Press Release dated June 27, 2005 announcing the pricing of its $500 million of senior subordinated notes due 2015.